UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 22, 2015

(Date of earliest event reported)

DONALDSON COMPANY, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-7891

Delaware	41-0222640
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1400 West 94th Street, Minneapolis, MN 55431

(Address of principal executive offices, including zip code)

(952) 887-3131

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.   Submission of Matters to a Vote of Security Holders.

Donaldson Company, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders on December 22, 2015, at the Company’s Corporate Offices, Campus West, 2001 West 94th Street, Minneapolis, Minnesota 55431. The Company’s Stockholders voted on each of the three proposals detailed in the Company’s 2015 Proxy Statement.

Item 1

The Company’s Stockholders elected four individuals to the Board of Directors as set forth below:

	FOR	WITHHELD	BROKER NON-VOTE
Andrew Cecere	108,645,001	1,033,407	15,183,407
William M. Cook	105,864,439	3,813,969	15,183,407
James J. Owens	108,399,996	1,278,412	15,183,407
Trudy A. Rautio	108,722,438	955,970	15,183,407

Item 2

The Company’s Stockholders voted on the re-approval of the material terms of the performance goals under the Donaldson Company, Inc. 2010 Master Stock Incentive Plan, as set forth below:

Votes For	Votes Against	Abstentions	BROKER NON-VOTE
106,818,557	2,561,992	297,859	15,183,407

Item 3

The Company’s Stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending July 31, 2016 as set forth below:

FOR	AGAINST	ABSTAIN
123,516,538	1,105,551	239,721

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DONALDSON COMPANY, INC.

By:	/s/ Amy C. Becker
Amy C. Becker Vice President, General Counsel and Secretary

Date:  December 22, 2015